SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2004

INTERCEPT, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	01-14213	58-2237359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 248-9600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12.	Results of Operations and Financial Condition

On February 11, 2004, InterCept, Inc. issued a press release announcing a letter of intent to sell its merchant processing division. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT, INC.

By:	/s/ SCOTT R. MEYERHOFF

Scott R. Meyerhoff
Chief Financial Officer

Dated: February 16, 2004

2

EXHIBIT INDEX

Exhibit

99.1	Press release dated February 11, 2004.